                                                                   EXHIBIT 10.10

                    STOCK APPRECIATION RIGHTS GRANT AGREEMENT


         STOCK APPRECIATION RIGHTS AGREEMENT (this "SAR AGREEMENT") made as of the date specified on Annex A attached hereto (the "GRANT DATE"), between R.H. Donnelley Corporation, a Delaware corporation (the "COMPANY"), and the undersigned individual (the "PARTICIPANT"), pursuant to the R.H. Donnelley Corporation 2005 Stock Award and Incentive Plan (as may be amended from time to time, the "2005 PLAN"), a copy of which you may access electronically on the RHD Intranet under "Human Resources". Unless otherwise defined herein, the terms defined in the 2005 Plan shall have the same defined meanings in this SAR Agreement.

         The Company has entered into an Agreement and Plan of Merger as of October 3, 2005 by and among Dex Media, Inc., the Company and Forward Acquisition Corp., a wholly-owned subsidiary of the Company (the "MERGER Sub") (the "MERGER AGREEMENT"), pursuant to which Dex Media, Inc. will be merged into Merger Sub (the "MERGER") at the effective time as defined in Section 1.2 of the Merger Agreement (the "EFFECTIVE TIME").

         In consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the validity and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereunder, agree as follows:

         1. GRANT OF SAR. The Company hereby grants to the Participant the right to receive the aggregate dollar value of appreciation (collectively, "APPRECIATION") in the Fair Market Value of the Company's Common Stock on the number of shares (the "GRANTED SHARES") specified on Annex A, computed as the difference between (a) the greater of Fair Market Value of the Granted Shares on the Grant Date or $65.00 (the "GRANT PRICE") and (b) the aggregate Fair Market Value of the Granted Shares on the Exercise Date (as defined below) (the "APPRECIATION PRICE"). This grant shall be referred to as the SAR. Such Appreciation shall be payable only in Paid Shares (as defined below) and subject to tax withholding as specified in Paragraphs 4(b) and 10 below. This SAR is in all respects limited and conditioned as hereinafter provided, and is subject to the terms and conditions of the 2005 Plan (which terms and conditions are and automatically shall be incorporated herein by reference and made a part hereof and shall control in the event of any conflict with any terms of this SAR Agreement, except as specified in Paragraph 8 below). This SAR is a Non-409A Award for purposes of the 2005 Plan.

         2. TERM. Unless earlier terminated pursuant to the 2005 Plan or this SAR Agreement, this SAR shall expire on the expiration date specified on Annex A (the "EXPIRATION DATE"), which is the seventh anniversary of the Grant Date. This SAR shall not be exercisable on or after the Expiration Date.

         3. EXERCISE OF SAR. Unless otherwise specified on Annex A, this SAR may be exercised in three equal installments of the Shares on each of the first three anniversaries of the Grant Date, so that this SAR shall be exercisable as to all Shares on the last such anniversary; provided, however, that this SAR may not be exercised and shall terminate automatically if (a) the Company does not consummate the Merger; or (b) the Participant does not execute and return to the Company by November 4, 2005 the Consent and Waiver in the exact form attached hereto as Annex C. Any portion of this SAR that becomes exercisable in accordance with the foregoing shall remain exercisable, subject to the 2005 Plan or this SAR Agreement (including without limitation Paragraph 8), until the Expiration Date or until other termination of this SAR in accordance with the 2005 Plan or Paragraph 7 below. Prior to the exercise of this SAR and delivery of the resulting Shares, the Participant shall not have any rights of a stockholder with respect to this SAR or the Shares subject to this SAR.

         4. METHOD OF EXERCISING SAR.

            (a) Subject to the terms and conditions of the 2005 Plan and this SAR Agreement, this SAR may be exercised upon written notice to the Company at its principal office, which is currently located at 1001 Winstead Drive, Cary, NC, 27513. Such notice (a suggested form of which is attached as Annex B) shall state the Participant's election to exercise this SAR and the number of Granted Shares with respect to which it is being exercised, and shall be signed by the Participant (or permitted assignee or legal representative).

            (b) Upon receipt of such notice, the Company, as promptly as practicable, shall deliver or cause to be delivered a certificate or certificates representing (a) such number of Shares calculated by dividing (i) the portion of the Appreciation (including all) applicable to the number of Granted Shares to which this SAR is so exercised by (ii) the Fair Market Value of R. H. Donnelley Common Stock on the date such notice was received by the Company (the "EXERCISE DATE"), less (b) any shares withheld to satisfy obligations for the payment of withholding taxes and other tax obligations relating to this SAR, as specified in Paragraph 10 (the sum of (a) less (b) being referred to herein as the "PAID SHARES"). The certificate or certificates for the number of Paid Shares so determined shall be registered in the name of the person or persons so exercising this SAR (or, if this SAR shall be exercised by the Participant and if the Participant shall so request in the notice exercising this SAR, shall be registered in the name of the Participant and the Participant's spouse, jointly, with right of survivorship or a trust established by the Participant for estate planning purposes) and shall be delivered as provided above to or upon the written order of the person or persons exercising this SAR. In the event this SAR is exercised by any person or persons after the legal disability or death of the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this SAR. All Paid Shares that shall be delivered upon the exercise of this SAR as provided herein shall be fully paid and non-assessable by the Company.

         5. SHARES TO BE PURCHASED FOR INVESTMENT. In the event the offer and sale of Shares subject to this SAR are not covered by a then effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Company may require as a condition to any exercise of this SAR that the Participant (or other person entitled to exercise this SAR) deliver to the Company an investment representation statement, as well as any other documentation or information as the Committee shall reasonably request. The Company shall be entitled to restrict the transferability of the Shares issued upon any such exercise to the extent necessary to avoid a risk of violation of the Securities Act or of any state laws or regulations. Such restrictions may, at the discretion of the Company, be noted or set forth in full on the Share certificates issued upon exercise of this SAR.

         6. NON-TRANSFERABILITY OF SAR; FORFEITURE.

            (a) Neither this SAR nor the Granted Shares subject thereto shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of the Participant to any party (other than the Company or its subsidiary or affiliate), or assigned or transferred by the Participant, other than by will or the laws of descent and distribution or to a Beneficiary upon the death of the Participant, and during the lifetime of the Participant, this SAR shall be exercisable only by the Participant or his or her guardian or legal representative, except that this SAR may be transferred to one or more transferees during the lifetime of the Participant and may be exercised by such transferees in accordance with the terms of this SAR, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales of Shares will meet applicable requirements of registration forms under the Securities Act specified by the Securities and Exchange Commission). A Beneficiary, transferee or other person claiming any rights under the 2005 Plan from or through the Participant shall be subject to all terms and conditions of the 2005 Plan and this SAR Agreement, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

            (b) This SAR, any Shares delivered hereunder and any gains realized upon exercise of this SAR are subject to forfeiture under certain circumstances in accordance with Section 11 of the 2005 Plan.

         7. TERMINATION OF EMPLOYMENT.

            (a) Exercisability Upon Termination by Death, Disability or Retirement. If the Participant's employment by the Company or any subsidiary or affiliate terminates by reason of death, Disability (as defined below) or Retirement (as defined below), this SAR may be exercised until the earlier to occur of one year after the date of such termination or the Expiration Date, to the full extent of this SAR, regardless of the extent to which it was exercisable at the time of such death, Disability or Retirement; provided, however, that in the event of Early Retirement (as defined below), the entire vested portion and 50% of any unvested portion of this SAR shall be exercisable during such period. Upon expiration of any such post-termination exercise period, this SAR shall terminate.

            (b) Effect of Other Termination. Unless otherwise determined by the Committee, if the Participant's employment by the Company or any subsidiary or affiliate terminates for any reason, other than death, Disability or Retirement or for Cause, this SAR shall be exercisable during the period of 90 days after such termination or until the Expiration Date, whichever period is shorter, but only to the extent to which this SAR was exercisable at the time of such termination. If such termination is for Cause, then this SAR shall terminate upon such termination, unless otherwise determined by the Committee. Upon expiration of any such post-termination exercise period, this SAR shall terminate.

            (c) Definitions. The term "DISABILITY" shall have the meaning defined for such term in the long-term disability plan of the Company, as in effect from time to time, and the term "RETIREMENT" shall mean your termination after your attaining (i) age 50 years with 20 years of service with the Company or any of its subsidiaries or affiliates ("EARLY RETIREMENT"), (ii) age 55 years with 10 years of service with the Company or any of its subsidiaries or affiliates or (iii) age 65 years without regard to years of such service.

         8. CHANGE IN CONTROL. Subject to the Consent and Waiver attached hereto as Annex C, notwithstanding Section 10 of the 2005 Plan, upon a Change in Control, this SAR shall terminate automatically with respect to all unvested Shares covered by this SAR at that time and the Participant shall be entitled to an amount of cash equal to the excess of the Change in Control Price over the Grant Price, multiplied by the number of unvested Shares covered by this SAR, and all vested Shares covered by this SAR shall remain subject to and governed by Section 10 of the Plan. Notwithstanding anything in this SAR Agreement or the 2005 Plan to the contrary, for purposes of this SAR Agreement, the Merger and transactions contemplated by the Merger Agreement, including any holdings of Shares and changes in the composition of the Board of Directors of the Company (the "BOARD") resulting from the Merger, shall not constitute a Change in Control (under all parts of the definition of "Change in Control").

         9. NO GUARANTEE OF CONTINUED EMPLOYMENT OR OTHER SERVICE. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO PARAGRAPH 3 IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS SAR OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS SAR AGREEMENT AND THE VESTING PROVISIONS SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE VESTING PERIOD, FOR ANY PERIOD OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT'S RIGHT TO TERMINATE OR THE COMPANY'S RIGHT TO TERMINATE THE PARTICIPANT AT ANY TIME, WITH OR WITHOUT CAUSE.

         10. WITHHOLDING. The Company and any subsidiary or affiliate is authorized to withhold from the distribution of Shares relating to this SAR, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving this SAR, and to take such other action as the Committee may deem advisable to enable the Company and the Participant to satisfy obligations for the payment of withholding taxes and other tax obligations relating to this SAR. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Notwithstanding any provision in the 2005 Plan to the contrary, only the minimum amount of Stock deliverable in connection with this SAR necessary to satisfy statutory withholding requirements will be withheld.

         11. GOVERNING LAW; ENTIRE AGREEMENT; SAR SURRENDER.

            (a) The validity, construction and effect of this SAR Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law, and applicable provisions of federal law.

            (b) The 2005 Plan, this SAR Agreement, Annex A, Annex B and the Consent and Waiver constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. Any modification of this SAR Agreement must be in writing signed by the Company (oral statements by any person cannot modify this SAR Agreement). Decisions of the Committee with respect to the administration and interpretation of the 2005 Plan and this SAR Agreement shall be final, conclusive and binding on all persons interested therein.

            (c) As a condition to the right to exercise this SAR, the Participant must not have theretofore delivered to the Company a written document signed by the Participant surrendering the SAR to the Company.

         IN WITNESS WHEREOF, the Company has caused this SAR Agreement to be duly executed by its duly authorized officers and the Participant has executed this SAR Agreement, each on Annex A, as of the Grant Date.

                                                                         ANNEX A


                         STOCK APPRECIATION RIGHT GRANT
                          ACKNOWLEDGEMENT AND AGREEMENT



NAME:  <<NAME>>

ADDRESS:  <<ADDRESS>> <<CITY_>>, <<STATE>> <<ZIP>>


SOCIAL SECURITY OR TAX ID NUMBER:  <<SSN>>

--------------------------------------------------------------------------------

GRANT DATE:       October 3, 2005

EXPIRATION DATE:  October 2, 2012

NUMBER OF GRANTED SHARES: <<Shares>>

GRANT PRICE:      $65.00

Vesting Schedule:       One third equal installments on the first three
                        anniversaries of the Grant Date; provided, however, that the SAR will not become exercisable unless and until the Merger is consummated.


                        Number of Shares Vesting            Vest Date
                        ------------------------            ---------
                        <<Shares>>                         October 3, 2006
                        <<Shares>>                         October 3, 2007
                        <<Shares>>                         October 3, 2008

                           R.H. Donnelley Corporation



                           By:
                              ---------------------------------------
                              Amy W. Clark
                              Assistant Vice President - Compensation


                              ACCEPTED AND AGREED TO:



                              ---------------------------------------
                                         Signature

                                                                         ANNEX B


              STOCK APPRECIATION RIGHT EXERCISE AUTHORIZATION FORM


I hereby exercise the following Stock Appreciation Rights granted to me by R.H. Donnelley Corporation. I understand that this will not be deemed a valid exercise until the Company has received this letter and I have otherwise complied with all of the applicable terms and conditions of the 2005 Plan and the SAR Agreement.



        GRANT DATE               # SHARES EXERCISED            GRANT PRICE
        ----------               ------------------            -----------







TAX WITHHOLDING ELECTION:

I understand that you will reduce the number of Shares I will receive through this exercise by the amount necessary to satisfy my withholding tax obligation.

SHARES REGISTERED TO:

Name:

Address:


SHARE DELIVERY INSTRUCTIONS (CHECK ONE):

[ ] E*Trade Financial          [ ] Other (please include name & mailing address)
    1095 White Rock Road
    Rancho Cordova, CA 95670



-----------------------------               ---------------------------
Print Name                                  Social Security #

-----------------------------               ---------------------------
Signature                                   Phone #

-----------------------------
Date

                             FAX COMPLETED FORM TO:

                           (i) Compensation Department

                       JEREMY LOFTIS, COMPENSATION ANALYST
                                FAX: 919-297-1517

                                                                         ANNEX C


                               CONSENT AND WAIVER


         In consideration of the payment to me of the sum of ten dollars ($10.00) and other good and valuable consideration, including the future exercisability and non-termination of the stock appreciation rights award granted to me under this SAR Agreement, the validity and sufficiency of which are hereby acknowledged, I hereby irrevocably and unconditionally (i) consent and agree that the transactions contemplated by the Merger Agreement (the "Transactions"), including any holdings of Shares and changes in the composition of the Board resulting from the Merger, shall not constitute a Change in Control (under any subpart of the definition of "Change in Control"), as defined in each of the following: Section 10(c) of the R.H. Donnelley Corporation 2005 Stock Award and Incentive Plan (effective as of April 26, 2005 the "2005 Plan"),
Section 10(c) of the 2001 Stock Award and Incentive Plan (as amended and restated effective as of May 1, 2001), Section 9 of the R.H. Donnelley Corporation 1991 Key Employees' Stock Option Plan (as amended and restated effective as of April 25, 2000), Section 6(b) of the R.H. Donnelley Corporation Key Employees' Performance Unit Plan (as amended and restated effective as of June 17, 1998) or Section VII of the Pension Benefit Equalization Plan of R.H. Donnelley Corporation (effective as of July 1, 1998) (collectively, the "Plans" and each a "Plan"), and awards currently outstanding under any Plan, notwithstanding any provision contained in any such Plan or agreement under such Plan to the contrary, and (ii) forever waive any and all rights that I may have under each Plan and each award granted to me under any Plan arising out of, or in connection with, the Transactions; provided, however, that the Company has committed to me that if, at or within two (2) years at or after the Effective Time, (i) the Company terminates my employment without Cause (as defined in my Employment Agreement with the Company, dated as of __________, as amended to date (the "Employment Agreement")) or (ii) I terminate my employment for Good Reason (as defined in my Employment Agreement) notwithstanding the foregoing provisions hereof, I shall be entitled to receive all of the benefits and payments to which I would otherwise have been entitled under the Plans or with respect to outstanding awards under the Plans following a Change in Control and treating the Transactions as a Change in Control for that purpose. I understand that anything in the Plans, the SAR Agreement or this Consent and Waiver to the contrary notwithstanding, for purposes of this SAR Agreement and the Granted Shares, the Merger shall not constitute a Change in Control.

         EXECUTED on this _____ day of ___________________, 2005.





                                              --------------------------------
                                              [INSERT EMPLOYEE NAME]